EASTGROUP PROPERTIES, INC.
                                POWER OF ATTORNEY


     The undersigned Director of EastGroup Properties, Inc., a State of Maryland corporation, hereby constitutes and appoints N. Keith McKey as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10-K (or such other form as may be required) for the year ended December 31, 2000 to be filed with the Securities and Exchange Commission ("SEC"); and (b) any and all amendments to such Report as may be required to be filed with the SEC.



                                       /s/ D. Pike Aloian
                                       D. Pike Aloian
                                       Director

March 9, 2001


                           EASTGROUP PROPERTIES, INC.
                                POWER OF ATTORNEY


     The undersigned Director of EastGroup Properties, Inc., a State of Maryland corporation, hereby constitutes and appoints N. Keith McKey as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10-K (or such other form as may be required) for the year ended December 31, 2000 to be filed with the Securities and Exchange Commission ("SEC"); and (b) any and all amendments to such Report as may be required to be filed with the SEC.

                                    /s/ Alexander G. Anagnos
                                    Alexander G. Anagnos
                                    Director

March 9, 2001




                           EASTGROUP PROPERTIES, INC.
                                POWER OF ATTORNEY


     The undersigned Director of EastGroup Properties, Inc., a State of Maryland corporation, hereby constitutes and appoints N. Keith McKey as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10-K (or such other form as may be required) for the year ended December 31, 2000 to be filed with the Securities and Exchange Commission ("SEC"); and (b) any and all amendments to such Report as may be required to be filed with the SEC.


                                    /s/ H. C. Bailey, Jr.
                                    H. C. Bailey, Jr.
                                    Director

March 9, 2001




                           EASTGROUP PROPERTIES, INC.
                                POWER OF ATTORNEY


     The undersigned Director of EastGroup Properties, Inc., a State of Maryland corporation, hereby constitutes and appoints N. Keith McKey as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10-K (or such other form as may be required) for the year ended December 31, 2000 to be filed with the Securities and Exchange Commission ("SEC"); and (b) any and all amendments to such Report as may be required to be filed with the SEC.

                                    /s/ Fredric H. Gould
                                    Fredric H. Gould
                                    Director

March 9, 2001



                           EASTGROUP PROPERTIES, INC.
                                POWER OF ATTORNEY


     The undersigned Director of EastGroup Properties, Inc., a State of Maryland corporation, hereby constitutes and appoints N. Keith McKey as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10-K (or such other form as may be required) for the year ended December 31, 2000 to be filed with the Securities and Exchange Commission ("SEC"); and (b) any and all amendments to such Report as may be required to be filed with the SEC.

                                    /s/ David M. Osnos
                                    David M. Osnos
                                    Director

March 9, 2001


                           EASTGROUP PROPERTIES, INC.
                                POWER OF ATTORNEY


     The undersigned Director of EastGroup Properties, Inc., a State of Maryland corporation, hereby constitutes and appoints N. Keith McKey as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10-K (or such other form as may be required) for the year ended December 31, 2000 to be filed with the Securities and Exchange Commission ("SEC"); and (b) any and all amendments to such Report as may be required to be filed with the SEC.


                                    /s/ John N. Palmer
                                    John N. Palmer
                                    Director
March 9, 2001



                           EASTGROUP PROPERTIES, INC.
                                POWER OF ATTORNEY


     The undersigned Director of EastGroup Properties, Inc., a State of Maryland corporation, hereby constitutes and appoints N. Keith McKey as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10-K (or such other form as may be required) for the year ended December 31, 2000 to be filed with the Securities and Exchange Commission ("SEC"); and (b) any and all amendments to such Report as may be required to be filed with the SEC.

                                    /s/ Leland R. Speed
                                    Leland R. Speed
                                    Chairman of the Board

March 9, 2001